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                                                                   Exhibit 10.51


                           OMNIBUS AMENDMENT AGREEMENT

         OMNIBUS AMENDMENT AGREEMENT, dated as of November 9, 2000 (this "AMENDMENT") is made among QUESTRON TECHNOLOGY, INC. (the "PARENT"), QUESTRON OPERATING COMPANY, INC. (the "COMPANY") and ALBION ALLIANCE MEZZANINE FUND, L.P., ALLIANCE INVESTMENT OPPORTUNITIES FUND, LLC, THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, IBJ WHITEHALL BANK & TRUST COMPANY and IBJ WHITEHALL CAPITAL CORPORATION (collectively, the "PURCHASERS").

         WHEREAS, pursuant to that certain Note Agreement, dated as of June 29, 1999 (the "EXISTING NOTE AGREEMENT;" and the Existing Note Agreement as modified by this Amendment, the "NOTE AGREEMENT") among the Company and the Purchasers, the Company issued to the Purchasers its 14.50% Senior Subordinated Notes due June 30, 2005 (the "NOTES") in the aggregate principal amount of Twenty Million Dollars ($20,000,000); and

         WHEREAS, the Parent and the Purchasers are parties to that certain Investors' Rights Agreement, dated as of June 29, 1999 (the "EXISTING INVESTORS' RIGHTS AGREEMENT;" and the Existing Investors' Rights Agreement as modified by this Amendment, the "INVESTORS' RIGHTS AGREEMENT"); and

         WHEREAS, the Parent and the Company wish to enter into a Securities Purchase Agreement (the "NEW SECURITIES PURCHASE AGREEMENT"), dated as of November 9, 2000, with each of the Purchasers named therein (the "NEW PURCHASERS"); and

         WHEREAS, pursuant to the New Securities Purchase Agreement, the Company will issue and sell to the Purchasers Seventeen Million Five Hundred Thousand Dollars ($17,500,000) in aggregate principal amount of its 14.50% Series B Senior Subordinated Notes due June 30, 2005 (the "NEW SENIOR SUBORDINATED NOTES") pursuant to that certain Note Agreement (the "NEW SUBORDINATED NOTE Agreement"), dated as of November 9, 2000, among the Company and the New Purchasers; and

         WHEREAS, each of the Affiliate Guarantors will enter into an Unconditional Guaranty (the "NEW SUBORDINATED GUARANTY") of the obligations of the Company under the New Subordinated Note Agreement and the New Senior Subordinated Notes; and
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         WHEREAS, pursuant to the New Securities Purchase Agreement, the Parent
will issue 750,000 shares (the "NEW COMMON SHARES") of its common stock, par value $.001 per share, to the Purchasers and, in connection therewith, will enter into an Investors' Rights Agreement (the "NEW INVESTORS' RIGHTS AGREEMENT;" the New Securities Purchase Agreement, the New Senior Subordinated Notes, the New Subordinated Note Agreement, the New Affiliate Guaranty, the certificates representing the New Common Shares, and the New Investors' Rights Agreement being hereinafter referred to as the "NEW SUBORDINATED DEBT DOCUMENTS"), dated as of November 9, 2000, among the Parent and the New Purchasers; and

         WHEREAS, in connection with the transactions contemplated by the New Subordinated Debt Documents, the Parent, the Company and the Purchasers wish to effect the amendments contained herein to the Existing Note Agreement and the Existing Investors Rights Agreement; and

         WHEREAS, the Purchasers are the holders of all the outstanding Notes;
and

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiently of which is hereby acknowledged, the parties hereto agree as follows:

1.       DEFINED TERMS

         Capitalized terms used and not defined herein shall have the same meanings given to them in the Note Agreement.

2.       AMENDMENTS TO EXISTING NOTE AGREEMENT.

         2.1 NEW SECTION 1.9

         A new Section 1.9 is hereby added to the Existing Note Agreement to read in its entirety as follows:

         "1.9 PRO-RATA PAYMENTS.
                  The Company may not (i) redeem any of the Notes without also redeeming on a ratable basis the November 2000 Senior Subordinated Notes; or (ii) redeem any of the November 2000 Senior Subordinated Notes without also redeeming on a ratable basis the Notes. Notwithstanding the foregoing, the Company may effect a redemption pursuant to Section 1.3(c) of the November 2000 Note Agreement."

         2.2 AMENDMENT TO SECTION 4.6(A)(I).
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         Section 4.6(a)(i) of the Existing Note Agreement is hereby amended and restated in its entirety to read as follows:

                  "(i) the Notes and the November 2000 Senior Subordinated
         Notes;"

         2.3 AMENDMENT TO SECTION 4.6(B)(I).

         Section 4.6(b)(i) of the Existing Note Agreement is hereby amended and restated in its entirety to read as follows:

                  "(i) the Affiliate Guaranty, the November 2000 Affiliate Guaranty and other Guaranties solely in respect of the Notes, the November 2000 Senior Subordinated Notes or both;"

         2.4 AMENDMENT TO SECTION 6.1(K)(I).

         Section 6.1(k)(i) of the Existing Note Agreement is hereby amended and restated in its entirety to read as follows:

                  "(i) Finance shall incur, create, assume or Guarantee, or otherwise be or become liable with respect to any Debt (other than Seller Notes, the Affiliate Guaranty, the November 2000 Affiliate Guaranty and other Guaranties of Senior Debt, the Notes or the November 2000 Senior Subordinated Notes) or shall amend, modify, supplement, renew, extend or refinance any Seller Notes or any provision thereof without the consent of the Required Holders in any way which would result in such Notes not being Seller Notes; or"

         2.5 AMENDMENT TO SECTION 6.1(K)(IV)(C).

         Section 6.1(k)(iv)(C) of the Existing Note Agreement is hereby amended and restated in its entirety to read as follows:

                  "(C) create, incur, assume or permit to exist any Debt or other obligations, or Guaranty (other than Debt existing on the date hereof and scheduled on Part 2.2(b) of Annex 3 of the November 2000 Securities Purchase Agreement and other than pursuant to the Affiliate Guaranty, the November 2000 Affiliate Guaranty and other Guaranties of Senior Debt, the Notes or the November 2000 Senior Subordinated Notes), endorse, become surety for or otherwise be
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         responsible, directly or indirectly, for the obligations of any other
         Person other than pursuant to and in respect of any Right;"

         2.6 ADDITIONS TO SECTION 8.1.

         Section 8.1 of the Existing Note Agreement is hereby amended by adding the following definition in their correct alphabetical order:

                  "NOVEMBER 2000 AFFILIATE GUARANTY - means the Unconditional Guaranty, dated as of November 9, 2000, of the Affiliate Guarantors, in the form of Exhibit 4.6(c) to the November 2000 Securities Purchase Agreement, as may be amended, restated or otherwise modified from time to time in accordance with the terms thereof, and together with any Joinder Agreements, in the form of Annex 2 thereto, executed by any Subsidiaries or Affiliates becoming parties thereto.

                  "NOVEMBER 2000 SECURITIES PURCHASE AGREEMENT - means the Securities Purchase Agreement, dated as of November 9, 2000, among the Company, the Parent and each of the purchasers named therein, relating to the offering and sale of the November 2000 Senior Subordinated Notes and 750,000 shares of common stock of Questron Technology, Inc., as each is amended from time to time.

                  "NOVEMBER 2000 SENIOR SUBORDINATED NOTES - means the Company's 14.50% Series B Senior Subordinated Notes due June 30, 2005 issued pursuant to the November 2000 Securities Purchase Agreement."

                  SERIAL PUT AGREEMENT - means (i) the Serial Put Agreement, entered into as of September 22, 1997, among the Parent, Doug Zadow and Terry Bastian., and (ii) the Serial Put Agreement entered into as of January 27, 2000 among the Parent, Gregory R. Robinson, Beth Anne Robinson and Brian K. Robinson.


3. AMENDMENTS TO INVESTORS' RIGHTS AGREEMENT

         3.1 AMENDMENT TO SECTION 1.5(A).

         Section 1.5(a) of the Existing Investors' Rights Agreement is hereby amended and restated in its entirety to read as follows:
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                  "(a) payment of the repurchase price at such time would result in a breach of, or default or event of default in respect of, the Note Agreement, the Notes, the November 2000 Note Agreement, the November 2000 Senior Subordinated Notes or the Senior Credit Facility without the written consent of those holders of the Notes, those holders of the November 2000 Senior Subordinated Notes and those lenders under the Senior Credit Facility the consent of which would be necessary to waive such breach, default or event of default (and, unless each such required consent is given, the holders of the Purchaser Shares shall not accept or be permitted to retain such payment); or"

         3.2 AMENDMENT TO SECTION 2.6.

         The initial paragraph and clause (a) of Section 2.6 of the Existing Investors' Rights Agreement are hereby amended and restated in their entirety to read as follows:

                 "Notwithstanding anything contained in this Section 2 to the contrary, the Parent shall not be obligated to pay the repurchase price in respect of any Change of Control, to the extent that (but only to the extent that), at any time:

                           "(a) payment of the repurchase price at such time
                  would result in a breach of, or default or event of default in respect of, the Note Agreement, the Notes, the November 2000 Note Agreement, the November 2000 Senior Subordinated Notes or the Senior Credit Facility without the written consent of those holders of the Notes, those holders of the November 2000 Senior Subordinated Notes and those lenders under the Senior Credit Facility the consent of which would be necessary to waive such breach, default or event of default (and, unless each such required consent is given, the holders of the Purchaser Shares shall not accept or be permitted to retain such payment); or"

The remainder of Section 2.6 shall remain in effect without amendment.

         3.3 AMENDMENT TO SECTION 4.1.
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         The initial paragraph preceding clause (a) of Section 4.1 of the
Existing Investors' Rights Agreement is hereby amended and restated in its entirety to read as follows:

                  "In the event that the Parent shall repurchase, redeem, retire or otherwise acquire shares of Common Stock or Rights from any Affiliate of the Parent (other than repurchases of shares of Common Stock pursuant to and in compliance with the this Agreement, the November 2000 Investors Agreement or the Serial Put Agreement) for a Consideration Per Share greater than the Closing Price in effect on the date prior to the date of such repurchase, redemption, retirement or acquisition, then the Parent shall issue and sell to each holder of Purchaser Shares an additional number of shares of Common Stock equal to the difference of:"

The remainder of Section 4.1 (commencing with clause (a) thereof) shall remain in effect without amendment.

         3.4 AMENDMENT TO DEFINITION OF "EXCLUDED SECURITIES".

         Clause (b) of the definition of "Excluded Securities" contained in
Section 7.1 of the Existing Investors' Rights Agreement is hereby amended by adding the following immediately following the semicolon at the end of such clause:

         "and the seven hundred fifty thousand 750,000 shares of Common Stock issued pursuant to that certain Securities Purchase Agreement, dated as of November 9, 2000, among the Parent, the Company and the purchasers named therein;"

         3.5 AMENDMENT TO DEFINITION OF "SHELF TERMINATION DATE".

         The definition of "Shelf Termination Date" contained in Section 7.1 of the Existing Investors' Rights Agreement is hereby amended and restated in its entirety to read as follows:

                  "SHELF TERMINATION DATE - means, with respect to the Shelf Registration, the earlier of:

                           "(a) the first date upon which no Registrable
                  Securities remain; and
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                           "(b) the first date after November 30, 2002 upon
                  which, for each holder of Purchaser Shares, together with all related Persons of such holder, the sum of:

                                    "(i) the aggregate number of Registrable
                           Securities held by such holder and its Related Persons; plus

                                    "(ii) the aggregate number of November 2000
                           Registrable Securities held by such holder and its Related Persons;

                  "comprises less than ten percent (10%) of the aggregate number of outstanding shares of Common Stock on such date.

                  "As used in clause (b) of this definition,

                           "Related Persons - means, with respect to any holder
                  of Securities, all affiliates of such holder, all Persons for whom such holder acts as an investment Manager or investment advisor and all Persons who acts as investment advisors or investment managers to such holder; provided, however, that:

                                    "(A) Albion Alliance Mezzanine Fund, L.P.,
                           Alliance Investment Opportunities Fund LLC and Albion Alliance Mezzanine Fund II, L.P., shall be considered related Persons of each other; and

                                   "(B) IBJ Whitehall Bank & Trust Company and
                           IBJ Whitehall Capital Corporation shall be considered related Persons of each other."



         3.6 ADDITIONS TO SECTION 7.1.

         Section 7.1 of the Existing Investors' Rights Agreement is hereby amended by adding the following immediately following the end of the definition of "Senior Credit Facility" and immediately preceding the definition of "Serial Put Agreement:"

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                  "NOVEMBER 2000 INVESTORS AGREEMENT - means the Investors
         Rights Agreement, dated as of November 9, 2000, among the Parent and the purchasers named therein.

                  "NOVEMBER 2000 NOTE AGREEMENT - means the Note Agreement, dated as of November 9, 2000, among the Company and the purchasers named therein, pursuant to which the November 2000 Senior Subordinated Notes were issued.

                  "NOVEMBER 2000 REGISTRABLE SECURITIES - means "Registrable Securities," as such term is defined as in the November 2000 Investors Agreement.

                  "NOVEMBER 2000 SENIOR SUBORDINATED NOTES - means the 14.50% Series B Senior Subordinated Notes due June 30, 2005 issued pursuant to the November 2000 Note Agreement."

                  SERIAL PUT AGREEMENT - means (i) the Serial Put Agreement, entered into as of September 22, 1997, among the Parent, Doug Zadow and Terry Bastian., and (ii) the Serial Put Agreement entered into as of January 27, 2000 among the Parent, Gregory R. Robinson, Beth Anne Robinson and Brian K. Robinson.


4. NO OTHER MODIFICATIONS; CONFIRMATION .

         All the provisions of the Notes, and, except as expressly waived, modified and supplemented hereby, all the provisions of the Existing Note Agreement, are and shall remain in full force and effect. As of the Effective Date (defined below), all references in the Financing Documents to the "Note Agreement" shall be references to the Existing Note Agreement, as modified by this Amendment and as hereafter amended, modified or supplemented in accordance with its terms.

5. REPRESENTATIONS AND WARRANTIES.

         The Company represents and warrants as follows to each holder of Notes as of the date hereof and as of the Effective Date (as defined below). The Company acknowledges and agrees that the representations and warranties of this
Section 4 comprise representations and warranties in a written modification to the Note Agreement, as contemplated by Section 6.1(c) of the Note Agreement.

         5.1 NO OTHER DEFAULTS.

         No Default or Event of Default is continuing.

         5.2 SENIOR CREDIT AGREEMENT.

         The Senior Credit Agreement (as amended as described in Section 6.4) is the only Senior Credit Facility in existence as of the date hereof. No default or event of default has occurred or is continuing in respect of the Senior Credit Agreement.

         5.3 OBLIGATIONS REMAIN ENFORCEABLE.

         The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any Governmental Authority) in order to be effective and enforceable. The Note Agreement (as modified by this Amendment) and the Notes constitute the legal, valid and binding obligation of the Company, enforceable against Company in accordance with its terms, except that the enforceability thereof may be limited by applicable bankruptcy, reorganization, arrangement, insolvency, moratorium, or other similar laws affecting the enforceability of creditors' rights generally; and subject to the availability of equitable remedies.

         5.4 SECURITIES PURCHASE AGREEMENT REPRESENTATIONS.

         All representations and warranties of the Company contained in the Securities Purchase Agreement (other than representations or warranties expressly made only on and as of the Closing Date or any earlier date) are true and correct as of the date hereof, after taking into account Section 2 above.

         5.5 FINANCIAL INFORMATION.

         All financial statements delivered to the Purchasers by the Company pursuant to the provisions of Section 5.1(a), Section 5.1(b) and Section 5.1(c) of the Note Agreement since the Closing Date were, and all information delivered to the Purchasers by the Company pursuant to Section 5.1(e) of the Note Agreement since the Closing Date was, true, complete and correct in all material respects as of the respective dates of such information.

6. EFFECTIVENESS

         This Amendment shall become effective only upon the date of the satisfaction in full of the following conditions precedent (which date shall be the "EFFECTIVE DATE").

         6.1 EXECUTION AND DELIVERY OF THIS AMENDMENT.

         Each Purchaser shall have received a counterpart hereof, duly executed and delivered by the Company and each other Purchaser.

         6.2 ACKNOWLEDGEMENT BY AFFILIATE GUARANTORS.

         Each Affiliate Guarantor shall have duly executed and delivered the form of acknowledgement attached to this Amendment acknowledging its obligations in respect of the Affiliate Guaranty.

         6.3 CLOSING OF TRANSACTIONS CONTEMPLATED BY NEW SECURITIES PURCHASE AGREEMENT.

         The transactions contemplated by the New Securities Purchase Agreement shall have been consummated contemporaneously herewith.

         6.4 SENIOR CREDIT AGREEMENT.

         The Company and each of its Affiliates and Subsidiaries as are parties to the Senior Credit Facility shall have entered into an amendment to the Senior Credit Agreement in the form attached hereto as Exhibit 6.4.

         6.5 REPRESENTATIONS AND WARRANTIES.

         The representations and warranties of the Company made in Section 4 of this Amendment shall remain true and correct in all respects as of the Effective Date.

         6.6 NO INJUNCTION, ETC.

         No injunction, writ, restraining order or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority.
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         6.7 EXPENSES.

         The Company shall have paid all out-of-pocket expenses of the Purchasers in connection with the execution and delivery of this Amendment, including, without limitation, the fees and disbursements of Bingham Dana LLP, as special counsel to the Required Holders.


7. MISCELLANEOUS

         7.1 SECTION HEADINGS . The titles of the Sections of this Amendment appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof. The words "herein," "hereof," "hereunder" and "hereto" refer to this Amendment as a whole and not to any particular Section or other subdivision. References to Sections are, unless otherwise specified, references to Sections of this Amendment.

         7.2 GOVERNING LAW.

         THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         7.3 SUCCESSORS AND ASSIGNS.

         This Amendment shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. The provisions hereof are intended to be for the benefit of all holders, from time to time, of Notes, and shall be enforceable by any such holder whether or not an express assignment to such holder of rights hereunder shall have been made by any Purchaser or its successor or assign.

         7.4 EXECUTION IN COUNTERPART.

         This Amendment may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party hereto, and each set of counterparts that, collectively, show execution by each party hereto shall constitute one duplicate original.

         7.5 RELIANCE BY PURCHASERS.

         The Purchasers hereby acknowledge that the purchasers named in the New Securities Purchase Agreement are making the financial accommodations described therein in reliance upon this Agreement.


                      [The remainder of this page has been left blank intentionally. The next page is the signature page.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.



                            QUESTRON TECHNOLOGY, INC.
                            QUESTRON OPERATING COMPANY, INC.



                            By:________________________________
                            Name:
                            Title:


                            ALBION ALLIANCE MEZZANINE FUND, L.P.
                            By: Albion Alliance LLC, its General Partner



                            By:_____________________________________
                                  Name:
                                  Title

                            ALLIANCE INVESTMENT OPPORTUNITIES FUND, LLC
                            By: Alliance Investment Opportunities Management
                                L.P., its Managing Member
                            By: Alliance Capital Management, L.P., its Managing
                                Member
                            By: Alliance Capital Management Corporation, its
                                General Partner



                            By:_____________________________________
                                Name:
                                Title

                            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES



                            By:_____________________________________
                                  Name:
                                  Title

                            IBJ WHITEHALL BANK & TRUST COMPANY



                            By:_____________________________________
                                  Name:
                                  Title

                       ACKNOWLEDGEMENT AND CONFIRMATION OF
                              AFFILIATE GUARANTORS


         Each of the undersigned, being a party to that Unconditional Guaranty (the "GUARANTY"), dated as of June 29, 1999, re: $20,000,000 14.50% Senior Subordinated Notes due June 30, 2005 (the "NOTES") issued by Questron Operating Company, Inc. (the "Company") acknowledges that:

                  (a) it has received and read the attached Amendment to Note Agreement;

                  (b) that it will benefit materially and substantially from the agreements and forbearances made by the Purchasers in the attached Amendment to Note Agreement; and

                  (c) that its guaranty of the Guarantied Obligations (as defined in the Guaranty) and all of its other obligations pursuant to the Guaranty shall remain in full force and effect notwithstanding the execution and delivery by the Company and the Purchasers of the attached Amendment to Note Agreement and the performance by the Company and the Purchasers of their respective obligations pursuant to the Notes and the Note Agreement (as defined in the attached Amendment to Note Agreement).

         [The remainder of this page has been left blank intentionally. The next page is the signature page.]

         IN WITNESS WHEREOF, each of the undersigned parties hereto have caused this Acknowledgement and Confirmation of Affiliate Guarantors to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                 QUESTRON TECHNOLOGY, INC.
                                 QUESTRON FINANCE CORP.
                                 QUESTRON DISTRIBUTION LOGISTICS, INC.
                                 COMP WARE, INC.
                                 POWER COMPONENTS, INC.
                                 INTEGRATED MATERIAL SYSTEMS, INC.
                                 CALIFORNIA FASTENERS, INC.
                                 FAS-TRONICS, INC.
                                 FORTUNE INDUSTRIES, INC.
                                 CAPITAL FASTENERS, INC.
                                 ACTION THREADED PRODUCTS, INC.
                                 ACTION THREADED PRODUCTS OF
                                    GEORGIA, INC.
                                 ACTION THREADED PRODUCTS OF
                                    MINNESOTA, INC.
                                 R.D.S. SALES CO., INC
                                 B&G SUPPLY COMPANY, INC.



                                 By_________________________________
                                 Name:
                                 Title:

                                   EXHIBIT 6.4
                      AMENDMENT TO SENIOR CREDIT AGREEMENT